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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                 _______________


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                                 _______________


          Date of Report (Date of earliest event reported): MAY 9, 2001




                           BRIGHAM EXPLORATION COMPANY
             (Exact name of registrant as specified in its charter)



         DELAWARE                   000-22433                   75-2692967
 (State or other jurisdiction      (Commission               (IRS  Employer
      of  incorporation)           File Number)            Identification  No.)


                            6300 BRIDGEPOINT PARKWAY
                             BUILDING TWO, SUITE 500
                              AUSTIN, TEXAS  78730
          (Address, including zip code, of principal executive offices)

       Registrant's telephone number, including area code:  (512) 427-3300

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Item  5.  OTHER  EVENTS.

     On May 9, 2001, Brigham Exploration Company ("Brigham") announced its financial results for the first quarter ended March 31, 2001, and provided an update on recent operational activity and guidance on second quarter financial results. A copy of Brigham's press release that provided these announcements is attached hereto as Exhibit 99.1.


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Item  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

     (c)     Exhibits

                  Item               Exhibit
                  ----               -------

                  99.1*              Press  Release  dated
                                     May  9,  2001.

_______
*  filed  herewith.


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
                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            BRIGHAM EXPLORATION COMPANY



Date:     May  11,  2001                    By:     /s/  Curtis  F.  Harrell
                                                    ----------------------------
                                                    Curtis  F.  Harrell
                                                    Chief Financial Officer


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                                INDEX TO EXHIBITS

                  Item                    Exhibit
                  ----                    -------

                  99.1*              Press  Release  dated
                                     May  9,  2001.


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